EXHIBIT 24


                               POWER OF ATTORNEY
                      FORM S-3 REGISTRATION STATEMENT FOR
                        REGISTRATION OF DEBT SECURITIES


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ellen Oran Kaden and John J. Furey, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the issuance of debt securities of Campbell Soup Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         CAMPBELL SOUP COMPANY                         May 23, 2002
         ---------------------

                                    Signature



/s/ Douglas R. Conant                             /s/ George M. Sherman
------------------------------------              ----------------------------
Douglas R. Conant                                 George M. Sherman
President and Chief Executive                     Chairman and Director
Officer and Director

/s/ Alva A. App                                   /s/ Philip E. Lippincott
------------------------------------              ----------------------------
Alva A. App                                       Philip E. Lippincott
Director                                          Director


/s/ Edmund M. Carpenter                           /s/ Mary Alice Malone
------------------------------------              ----------------------------
Edmund M. Carpenter                               Mary Alice Malone
Director                                          Director

/s/ Bennett Dorrance                              /s/ Charles H. Mott
------------------------------------              ----------------------------
Bennett Dorrance                                  Charles H. Mott
Director                                          Director

/s/ Thomas W. Field, Jr.                          /s/ Charles R. Perrin
------------------------------------              ----------------------------
Thomas W. Field, Jr.                              Charles R. Perrin
Director                                          Director

/s/ Kent B. Foster                                /s/ Donald M. Stewart
------------------------------------              ----------------------------
Kent B. Foster                                    Donald M. Stewart
Director                                          Director


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/s/ Harvey Golub                                  /s/ George Strawbridge, Jr.
------------------------------------              -----------------------------
Harvey Golub                                      George Strawbridge, Jr.
Director                                          Director

/s/ David K. P. Li                                /s/ Charlotte C. Weber
------------------------------------              ----------------------------
David K. P. Li                                    Charlotte C. Weber
Director                                          Director